EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of ConnectOne Bancorp, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2025 filed with the Securities and Exchange Commission (the “Report”), I, Frank Sorrentino III, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated results of operations of the Company for the periods presented.

Date: May 2, 2025	/s/ Frank Sorrentino III
Frank Sorrentino III
Chairman and Chief Executive Officer